Exhibit 99.4

FORM OF ENGAGEMENT LETTER

June 10, 2009

CB Richard Ellis Group, Inc.

11150 Santa Monica Boulevard, Suite 1600

Los Angeles, CA 90025

Attention: General Counsel

Dear Sir:

This confirms our understanding that CB Richard Ellis Group, Inc. (the “Company”) has engaged Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” and, together with Credit Suisse, the “Advisors”) to act as its corporate financial services advisors in connection with any proposed Placement (as defined herein) by the Company of its Class A common stock, par value $.01 per share (the “Common Stock” or the “Securities”).

Section 1. Placement; Services

“Placement” means any proposed offer and sale of Securities to be made pursuant to (1) a Registration Statement (as defined below) for the registration of the Securities under the Securities Act of 1933, as amended (the “Act”), and (2) that certain Share Subscription Agreement, dated the date hereof (the “Subscription Agreement”), between the Company and Paulson & Co. Inc. on behalf of the several investment funds and accounts managed by it (the “Purchaser”) for the purchase by the Purchaser of 13,440,860 shares (the “Shares”) of the Common Stock. As used herein, the terms “offer” and “sale” have the meanings specified in Section 2(3) of the Act. As corporate financial services advisors, the Advisors will use reasonable efforts to identify suitable investors for the Company’s Common Stock; provided, however, that in no event shall the Advisors be obligated to purchase any Securities for their own accounts or for the accounts of their customers.

The Advisors’ services under this agreement (if requested and appropriate) consist of assisting the Company in identifying and contacting potential purchasers of Securities (any “Offerees”).

Section 2. Compensation

As compensation for our services hereunder, the Company agrees to pay Credit Suisse a financial services advisory fee equal to $1,600,000 (the “Credit Suisse Fee”) and Merrill Lynch a financial services advisory fee equal to $400,000 (the “Merrill Lynch Fee” and, together with the Credit Suisse Fee, the “Fee”). The Fee shall be earned and paid upon the closing of the sale of the Shares pursuant to the Subscription Agreement (the “Closing”).

Section 3. Expenses; Payments

The Fee is payable in U.S. dollars in immediately available funds. All fees, expenses and other payments under this agreement shall be paid without giving effect to any withholding or deduction of any tax or similar governmental assessment.

Section 4. Information

In connection with the engagement of the Advisors, the Company will furnish to, or cause to be furnished to, the Advisors all information concerning the Company and will provide the Advisors with access to officers, directors, employees, accountants, counsel and other representatives (collectively, the “Representatives”) of the Company. In performing our services hereunder, the Advisors shall be entitled to rely without investigation upon all available information, including information supplied to us by or on behalf of the Company or its Representatives and shall not be responsible for the accuracy or completeness of, or have any obligation to verify, the same or conduct any appraisal of assets or liabilities.

In connection with any proposed Placement, the Company will prepare a Prospectus (as such term is defined below; the “Offering Materials”). The Company will be solely responsible for the contents of the Offering Materials and any other communications provided by or on behalf of the Company to any Offerees. The Company authorizes the Advisors to provide any Offering Materials to Offerees through both physical and electronic delivery. If at any time prior to any Closing an event occurs that would cause the Offering Materials to include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will promptly notify the Advisors of such event and the Advisors will suspend solicitations of Offerees until such time as the Company shall prepare a supplement or amendment to the Offering Materials, which corrects such statements or omissions. The Advisors’ undertakings under this agreement are subject to their continued satisfaction with the results of our ongoing review of the Company’s business and affairs.

“Registration Statement,” as used herein, means the registration statement on Form S-3 (No. 333-155269), as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the Advisors, including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein and (2) any information contained or incorporated by reference in a prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the effective time. “Basic Prospectus” means the prospectus dated November 10, 2008, filed as part of the Registration Statement, including the documents incorporated by reference therein as of the date of such prospectus; “Prospectus Supplement” means the most recent prospectus supplement relating to the Shares, to be filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date of its first use in connection with the public offering or sale of Shares pursuant to the Subscription Agreement (or such earlier time as may be required under the Act), in the form furnished by the Company to the Advisors in connection with the offering of the Shares; “Prospectus” means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall, unless otherwise stated, be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents; provided, however, that the Company and the Advisors agree that any representations or warranties contained in any such exhibits to the Incorporated Documents are not deemed to be incorporated by reference into the Registration Statement or the Prospectus. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall, unless stated otherwise, be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement, or the date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

No advice rendered by either Advisor, whether formal or informal, may be disclosed, in whole or in part, or summarized, excerpted from or otherwise referred to, without such Advisor’s prior written consent. In addition, neither the Advisors nor the terms of this engagement may be otherwise referred to without the Advisors’ prior written consent, it being agreed that this agreement shall be filed with the Commission and incorporated by reference in the Registration Statement and shall be described in the Prospectus Supplement. The obligations of the Company pursuant to this paragraph shall survive any expiration or termination of this agreement or the Advisors’ engagement hereunder. Notwithstanding anything to the contrary contained in this agreement, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of any Placement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and structure.

Section 5. Representations and Warranties of the Company

The Company represents and warrants to the Advisors that the Registration Statement, when it became effective, conformed in all material respects to the requirements of the Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus will not, as of the date of any offer or sale of the Shares or any Closing of any such sale, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

In connection with all offers and sales of the Shares, the Company acknowledges and agrees that it shall be deemed to make all the representations and warranties to the Advisors that the Company has made to the Purchaser in the Subscription Agreement or any other document related to the Placement.

Section 6. Covenants

The Company covenants and agrees with the Advisors as follows:

(a) To cause KPMG LLP and Deloitte & Touche LLP, each independent registered public accountants for the Company, to deliver to the Advisors (i) a “comfort letter” dated the date of the Prospectus Supplement addressed to the Advisors, in form and substance satisfactory to the Advisors, covering the financial information in the Registration Statement and the Prospectus and other customary matters and (ii) a “bring-down comfort letter” dated as of the date of the Closing addressed to the Advisors, in form and substance satisfactory to the Advisors, in the form of the “comfort letter” delivered on the date of the Prospectus Supplement.

(b) To cause Simpson Thacher & Bartlett LLP, counsel for the Company, to deliver a favorable opinion and negative assurance letter, dated as of the date of the Closing, in form and substance reasonable satisfactory to the Advisors. It is understood that the Advisors shall be requesting their counsel, Cravath, Swaine & Moore LLP, to also deliver an opinion and negative assurance letter in connection with the Closing.

Section 7. Indemnification

Since the Advisors will be acting on behalf of the Company in connection with this engagement, the Company and the Advisors agree to the indemnity provisions and other matters set forth in Annex A, which is incorporated by reference into this agreement and is an integral part hereof. The obligations of the Company pursuant to Annex A shall survive any expiration or termination of this agreement or the Advisors’ engagement hereunder.

Section 8. Miscellaneous

In connection with this engagement, one or more affiliates of each of the Advisors may perform a portion of the services to be provided hereunder and, to the extent requested by an Advisor, the Company will pay a portion of the fees payable to such Advisor hereunder to such affiliate(s).

The Company acknowledges and agrees that the Advisors have been retained solely to act as corporate financial services advisors with respect to this engagement and that no fiduciary relationship between the

Company and the Advisors has been created in respect of any transaction contemplated by this engagement or the Advisors’ engagement hereunder, regardless of whether the Advisors have advised or are advising the Company on other matters. In connection with this engagement, each of the Advisors is acting as an independent contractor, with obligations owing solely to the Company and not in any other capacity.

The Company acknowledges that Credit Suisse is part of the Credit Suisse Group (the “CS Group”) and that Merrill Lynch is part of a larger financial institution group (the “ML Group” and, either the CS Group or the ML Group, a “Bank Group”), both of which are worldwide groups of companies that are involved in a wide range of banking, investment banking, private banking, private equity, asset management and other investment and financial businesses and services, both for their own account and for the accounts of clients and customers. The Advisors and the other members of their respective Bank Groups provide a full range of securities services, including securities trading and brokerage activities. The Advisors and the other members of their respective Bank Groups may acquire, hold or sell, for their own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company and any other company that may be involved in the transactions and other matters contemplated by this agreement, as well as provide investment banking and other financial services to such companies. The Advisors and the other members of their respective Bank Groups may have interests, or be engaged in a broad range of transactions involving interests, that differ from those of the Company. The Company acknowledges and agrees that no member of either respective Bank Group has any obligation to disclose such interests or transactions (or information relating thereto) to the Company and that the Advisors’ agreement to provide services to the Company hereunder will not require any other business or member of their respective Bank Groups to restrict its activities in any way or require either of their respective Bank Groups to provide the Company with any information whatsoever about, or derived from, those activities. The Advisors and the other members of their respective Bank Groups and certain of their respective employees, including members of the team performing this engagement, as well as certain private equity funds associated or affiliated with a Bank Group in which they may have financial interests, may from time-to-time acquire, hold or make direct or indirect investments in or otherwise finance a wide variety of companies, including parties with a potential direct or indirect interest in any transaction to which this engagement relates. Each respective Bank Group has adopted policies and procedures designed to preserve the independence of its research analysts whose views may differ from those of each respective Bank Group’s investment banking departments. Neither the Advisors nor any other member of their respective Bank Groups shall be liable to account to the Company for, or (to the extent permitted by law) disclose to the Company, any charges or other remuneration made or received by it.

The Company acknowledges that each Advisor may, at its option and expense, and no earlier than the first to occur of (i) the closing of definitive agreements regarding any Placement or (ii) the public announcement of any Placement, place announcements and advertisements or otherwise publicize such Placement (which may include the reproduction of the Company’s logo and a hyperlink to the Company’s website on such Advisor’s website) and in such financial and other newspapers and journals as it may choose, stating that such Advisor has acted as corporate financial services advisor to the Company in connection with such Placement.

The Company understands that neither Advisor is undertaking to provide any legal, accounting or tax advice in connection with this agreement. The Advisors shall not be responsible for the underlying business decision of the Company to effect a transaction contemplated by this engagement or for the advice or services provided by any of the Company’s other advisors or contractors.

Except as otherwise required or requested by law or judicial or regulatory authority, all non-public information concerning the Company that is given to the Advisors by the Company or its Representatives in connection with this engagement and is not otherwise available to the Advisors will be used solely in the course of the performance of our services hereunder and will be treated confidentially by us for so long as it remains non-public.

This agreement shall be binding upon and inure to the benefit of the Company, the Advisors and their respective successors. Except as contemplated by Annex A, this agreement is not intended to confer rights upon any persons not a party hereto (including security holders, employees or creditors of the Company). This agreement constitutes the entire agreement between the parties and supersedes all prior agreements, both written and oral, with respect to the subject matter hereof. If any term, provision, covenant or restriction herein (including Annex A) is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions and restrictions contained herein shall remain in full force and effect and shall in no way be modified or invalidated.

All aspects of the relationship created by this agreement or the engagement hereunder, any other agreements relating to the engagement hereunder and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this agreement or the engagement hereunder shall be governed by and construed in accordance with the laws of the State of New York, applicable to contracts made and to be performed therein and, in connection therewith, the parties hereto consent to the exclusive jurisdiction of the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, in each case sitting in New York County and agrees to venue in such courts. Notwithstanding the foregoing, solely for purposes of enforcing the Company’s obligations under Annex A, the Company consents to personal jurisdiction, service and venue in any court proceeding in which any claim or cause of action relating to or arising out of this agreement or the engagement hereunder is brought by or against any Indemnified Person. EACH OF THE ADVISORS AND THE COMPANY EACH HEREBY AGREE TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER CLAIM OR ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ENGAGEMENT HEREUNDER.

We are delighted to accept this engagement and look forward to working with you on this assignment. Please confirm your agreement with the foregoing by signing and returning to us the enclosed copy of this agreement.

Very truly yours,

CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:
Accepted and agreed to as of the date first written above: CB RICHARD ELLIS GROUP, INC.

By:
Name:
Title:

ANNEX A

In further consideration of the agreements contained in our engagement letter (the “engagement”), CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”) agrees to indemnify and hold harmless Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” and, together with Credit Suisse, the “Advisors”), their affiliates, the respective members, directors, officers, partners, agents and employees of the Advisors and their affiliates, and any person controlling the Advisors or any of their affiliates (collectively, “Indemnified Persons”) from and against, and the Company agrees that no Indemnified Person shall have any liability to the Company or its owners, parents, affiliates, security holders or creditors for, any losses, claims, damages or liabilities (including actions or proceedings in respect thereof) (collectively, “Liabilities”) related to or arising out of or based upon any untrue statement or any alleged untrue statement of any material fact contained in the Registration Statement (as such term is defined in the engagement letter), or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or related to, arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Materials (as such term is defined in the engagement letter) or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If such indemnification is for any reason not available or insufficient to hold an Indemnified Person harmless, the Company agrees to contribute to the Liabilities involved in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Advisors, on the other hand, with respect to the engagement or, if such allocation is determined by a court of competent jurisdiction to be unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of the Company on the one hand and of the Advisors on the other hand; provided, however, that, to the extent permitted by applicable law, the Indemnified Persons shall not be responsible for expenses and Liabilities which in the aggregate are in excess of the amount of all fees actually received by the Advisors from the Company in connection with the engagement. Relative benefits to the Company, on the one hand, and the Advisors, on the other hand, with respect to the engagement shall be deemed to be in the same proportion as (i) the net proceeds (before deducting expenses) paid or proposed to be paid or received or proposed to be received by the Company pursuant to the engagement, as the case may be, whether or not consummated, contemplated by the engagement, bears to (ii) all fees actually received by the Advisors in connection with the engagement. Relative fault shall be determined, in the case of Liabilities arising out of or based on any untrue statement or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact, by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company to the Advisors and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company will not permit any settlement or compromise to include, or consent to the entry of any judgment that includes, a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Person, without such Indemnified Person’s prior written consent. If any Indemnified Person becomes involved in any capacity in any action, claim, suit, investigation or proceeding, actual or threatened, brought by or against any person, including stockholders of the Company, in connection with or as a result of the engagement or any matter referred to in the engagement letter the Company also agrees to reimburse such Indemnified Persons for their expenses (including, without limitation, reasonable documented legal fees and other costs and expenses incurred in connection with investigating, preparing for and responding to third party subpoenas or enforcing the engagement) as such expenses are incurred. The Company’s obligations pursuant to this Annex A shall inure to the benefit of any successors, assigns, heirs and personal representatives of each Indemnified Person and are in addition to any rights that each Indemnified Person may have at common law or otherwise.